Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alliance Bancshares California (the “Company”) on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curtis S. Reis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CURTIS S. REIS

President and Chief Executive Officer

Date:    March 30, 2004

A signed original of this written statement required by Section 906 has been provided to Alliance Bancshares California and will be retained by Alliance Bancshares California and furnished to the Securities and Exchange Commission or its staff upon request.